Credit Facility	6 Months Ended
Jan. 31, 2012
Credit Facility [Abstract]
Credit Facility

4. Credit Facility

On March 28, 2008, the Company signed an agreement with lenders related to a credit facility providing the Company with a financing commitment of up to $10.0 million. Under the terms of the facility, $5.0 million was available at closing, and an additional $5.0 million was available on August 1, 2008 pursuant to the Company's achievement of certain financial milestones. The interest rate associated with this credit facility varied between the prime rate and prime plus 1.75%. Certain stock warrants were provided to the lender to purchase Series C convertible preferred stock for a total of 69,529 shares at a strike price of $5.03 per share. These warrants will expire within 7 years from the issue date. There was no outstanding debt associated with the available credit facility. The credit facility expired on March 28, 2010.